UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2018

HUGOTON ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-10476	58-6379215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Simmons Bank Trustee P.O. Box 470727 Fort Worth, Texas		76147
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

NONE

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 13, 2018, Simmons Bank, the trustee (the “Trustee”) of Hugoton Royalty Trust (the “Trust”), notified the New York Stock Exchange (“NYSE”) of its intent to voluntarily delist the Trust’s Units of Beneficial Interest (the “Units”) from the NYSE and its intention to file a Form 25 with the SEC on or about August 23, 2018 to effect the delisting from the NYSE of the Units. It is anticipated that the delisting will become effective September 3, 2018, ten days after filing the Form 25. The Trustee expects the last day of trading of the Units on the NYSE will be on or about August 24, 2018. The Trust has made an application to have its Units quoted on the OTCQX Market. The Trustee expects that the Units will be quoted on the OTCQX Market under a newly assigned trading symbol on the next trading day after NYSE trading is no longer available; however, OTCQX Market trading is subject to the OTC Group’s approval of the Trust’s OTCQX application.

The Trust will remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Following the NYSE delisting, the Trustee expects the Units will be quoted on the OTCQX Market if the Trust’s application is accepted, but there can be no assurance that the application will be accepted, or even if it is accepted, that the liquidity, trading volume and volatility, of the Units will not be affected, which could negatively impact market prices for the Units and make it more difficult for unitholders to sell their Units.

Concurrently with the delivery of the notification to the NYSE, the Trust issued a press release regarding its intention to voluntarily delist the Units, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 3.01.

Cautionary Note Regarding Forward Looking Statements

Statements made in this Form 8-K regarding future events or conditions are forward looking statements. Actual future results, including the acceptance of the Units on the OTCQX Market, the timing of the delisting of the Units from the NYSE and the listing of the Units on the OTCQX Market (if at all), could differ materially due to stock market and economic conditions, changes in natural gas prices and other economic conditions affecting the gas industry, the actions of the operator of the properties underlying the Trust’s net profits interests, the actions of other market participants and other factors described in Part I, Item 1A of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2017 and Part II, Item 1A of the Trust’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

Item 9.01	Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated August 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUGOTON ROYALTY TRUST

By:	SIMMONS BANK, TRUSTEE

	By:	/s/ LEE ANN ANDERSON
Lee Ann Anderson
Senior Vice President

EXXON MOBIL CORPORATION

	By:	/s/ DAVID LEVY
David Levy
Vice President – Upstream Business Services

Date: August 13, 2018